LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby

constitutes and appoints each of MATTHEW G. T. MARTIN, ROBERT G.

SCHAAF, JONATHAN D. PEVEY, JULIE L. HOBBS, WILLIAM R. LATHAN, JR., E. KNOX

PROCTOR V AND BRIAN T. ATKINSON, or either of them, or any substitute appointed by either of them, jointly and severally, as the

undersigned's true and lawful attorney-in-fact to:

(1) prepare, execute and submit to the Securities and Exchange

Commission (the "SEC"), in the name and on behalf of the

undersigned, a Form ID, including any amendments thereto, and any other documents necessary or appropriate, to obtain codes and passwords enabling the undersigned to make electronic

filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") or

any other section of the Exchange Act or rule or regulation

of the SEC.

(2) prepare, execute and file with the SEC, in the name and on behalf of the undersigned in the undersigned's capacity as an officer, director and/or principal shareholder of First

Citizens BancShares, Inc. (the "Corporation"), any and all

Forms 3, 4 and 5, and any amendments thereto, in accordance

with Section 16(a) of the Exchange Act, and the rules

thereunder, and any other forms or reports the undersigned

may be required to file pursuant to the Exchange Act and

rules thereunder (including Schedules 13D and 13G and

amendments thereto), pertaining to the undersigned's

beneficial ownership of shares of the Corporation's equity

securities and any acquisitions or dispositions, or other

changes in the undersigned's beneficial ownership, of such

equity securities;

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete

and execute any such Form 3, 4 and 5 or other form or report,

or any amendments thereto, and timely file the same with the

SEC and any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either such

attorney-in-fact, may be of benefit to, in the best interest of, or legally required to be done by, the undersigned, it

being understood that the documents executed by either such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact, acting individually or jointly with each

other, full power and authority to do and perform any and every act and thing whatsoever required, necessary, or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, and the undersigned hereby ratifies and confirms all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, are serving in such capacity at the request of the undersigned and are not assuming, nor is the

Corporation assuming, any of the undersigned's responsibilities to comply with and to file forms or other reports and

information as is required by Section 16(a) or any other section of the Exchange Act or any rule or regulation thereunder.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4 and 5, Schedules 13D and 13G, or other forms or reports,

with respect to the undersigned's holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the

foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 7th day of May, 2025.

/s/Diane Morais (SEAL)

Signature

Diane Morais

Printed Name

MECKLENBURG COUNTY, NORTH CAROLINA

I certify that the following person personally appeared before me this day, acknowledging to me that he/she signed the foregoing document: Diane Morais

Date 5/7/2025

Notary Public /s/Cecil W. Mann, Jr.

My commission expires:

3/20/2027 (Official Seal)